Exhibit 32(a)

CERTIFICATION PURSUANT TO RULES 13a-14(a) AND 15d-14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 AND SECTION 302 OF THE SARBANES-
OXLEY ACT OF 2002

In connection with the Quarterly Report of Transtech Industries, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert V. Silva, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1)  The  Report  fully complies with the  requirements  of
Section  13(a) or 15(d) of the Securities Exchange Act  of  1934;
and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Robert V. Silva

    Robert V. Silva
    Chief Executive Officer
    and Principal Executive Officer
    August 14, 2003